SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 22, 2004

MULTICELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-16354	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Access Road, Suite 700 Warwick, RI	02886
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (401) 738-7560

Item 5. OTHER EVENTS

On June 22, 2004 MultiCell Technologies, Inc. issued a press release filed herewith as Exhibit 99.1 announcing that the stock symbol of the Company on the Over-the-Counter Bulletin Board ("OTCBB") was changed from EXTI to MUCL. The Company's Cusip number has also been changed from 302-240-403 to 625-44S 10 1

(c) Exhibits.

A copy of this press release dated June 22, 2004 is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES INC.

Date: June 22, 2004	By: /s/ W. GERALD NEWMIN W. Gerald Newmin, Chief Executive Officer and President